UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2017

FIRST SOUTH BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of First South Bancorp, Inc. was held on Thursday, June 29, 2017 at 11:00 a.m. eastern time, at the First South Bank Operations Center located at 220 Creekside Drive, Washington, North Carolina.

The stockholders eligible to vote at the Annual Meeting were those of record as of May 16, 2017. A certified list of stockholders eligible to vote at the Annual Meeting indicated 9,501,016 votes were entitled to be cast at the Annual Meeting, of which 3,167,005 votes represented a quorum. A total of 8,332,622 votes, representing 87.7% of the votes eligible to be cast, were present in person or by proxy at the Annual Meeting, constituting a quorum.

The purpose of the Annual Meeting was for considering and acting upon the following five matters: the election of one director of the Company to serve a three-year term; to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; a non-binding advisory vote on executive compensation; a non-binding advisory vote on the frequency of stockholder voting on executive compensation; and a stockholder proposal requesting the Board of Directors to consider taking steps necessary to achieve a sale, merger or other disposition of the Company.

The following are the results of the voting for each the five matters presented:

1.	The election of a director nominee:

			Broker
	For	Withheld	Non-Vote
Marshall T. Singleton
Number of votes	4,908,750	568,289	2,855,593

2.	The ratification of appointment of Cherry Bekaert LLP as Independent Registered Public Accounting Firm:

	For	Against	Abstain
Number of votes cast	7,912,808	296,940	122,884

There were no broker non-votes with respect to this proposal.

3.	Approval of a non-binding advisory vote on executive compensation:

				Broker
	For	Against	Abstain	Non-Vote
Number of votes cast	4,367,016	698,585	411,438	2,855,593

4.	Approval of a non-binding advisory vote on the frequency of stockholder voting on executive compensation:

					Broker
	Three Years	Two Years	One Year	Abstain	Non-Vote
Number of votes cast	2,977,597	240,955	1,814,991	443,496	2,855,593

5.	Proposal 5 was a stockholder proposal requesting the Board of Directors to consider taking steps necessary to achieve a sale, merger or other disposition of the Company. The stockholder proponent or his appointed representative failed to appear and properly present the proposal, pursuant to SEC Rule 14a-8(h). Therefore, the proposal was not considered or voted on at the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

First South Bancorp, Inc.
(Registrant)

Date: July 3, 2017	By:	/s/ Scott C. McLean
Scott C. McLean
Executive Vice President
Chief Financial Officer

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